EXHIBIT (a)(5)

                          NOTICE OF GUARANTEED DELIVERY
                                       of
                             Shares of Common Stock
                                       of
                         WESTWOOD FINANCIAL CORPORATION


     This form or a facsimile of it must be used to accept the Offer, as defined below, if:

     (a) certificates for common stock, par value $0.10 per share (the "Shares"), of Westwood Financial Corporation, a New Jersey corporation, are not immediately available or certificates for Shares and all other required documents cannot be delivered to the Depositary before the Expiration Date (as defined in Section 1 of the Offer to Purchase, as defined below); or

     (b) Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer.

     This form or a facsimile of it, signed and properly completed, may be delivered by hand, mail, telegram or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.


                 To: REGISTRAR AND TRANSFER COMPANY, Depositary

By Mail/Overnight Delivery:         Facsimile Transmission:            By Hand Only:
10 Commerce Drive                       (908) 272-6951                 c/o The Depository Trust Co.
Cranford, New Jersey 07016                                             Transfer Agent Drop
                                                                       55 Water Street, 1st Floor
                                                                       New York, New York 10041-0099

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature of a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to Westwood Financial Corporation, at the price per Share indicated below, net to the seller in cash, upon the terms and conditions set forth in the Offer to Purchase, dated November 25, 1996 (the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, _______ Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.



--------------------------------------------------------------------------------
                         PRICE (IN DOLLARS) PER SHARE AT
                         WHICH SHARES ARE BEING TENDERED

                      IF SHARES ARE BEING TENDERED AT MORE
                         THAN ONE PRICE, USE A SEPARATE
                      LETTER OF TRANSMITTAL FOR EACH PRICE
                                   SPECIFIED.

                               CHECK ONLY ONE BOX.
                    IF MORE THAN ONE BOX IS CHECKED, OR IF NO
                  BOX IS CHECKED (EXCEPT AS OTHERWISE PROVIDED
                  HEREIN), THERE IS NO VALID TENDER OF SHARES.
--------------------------------------------------------------------------------
|_|$14.0000                              |_|$14.5000
|_| 14.0625                              |_| 14.5625
|_| 14.1250                              |_| 14.6250
|_| 14.1875                              |_| 14.6875
|_| 14.2500                              |_| 14.7500
|_| 14.3125                              |_| 14.8125
|_| 14.3750                              |_| 14.8750
|_| 14.4375                              |_| 14.9375
                                         |_| 15.0000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Certificate Nos. (if available):

________________________________________________________________________________

________________________________________________________________________________

Name(s):

_______________________________________________________________________________

________________________________________________________________________________
                              Please type or print

Address(es):____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                                        Zip Code

Area Code and
Telephone Number: ______________________________________________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    SIGN HERE

________________________________________________________________________________

________________________________________________________________________________

Dated: ____________________________, 199__

If Shares will be tendered by book-entry transfer, check box of applicable Book-Entry Facility:

|_|      The Depository Trust Company

|_|      Philadelphia Depository Trust Company

Account Number:

________________________________________________________________________________

--------------------------------------------------------------------------------

GUARANTEE

         The undersigned is (1) a member firm of a registered securities exchange; (2) a member of the National Association of Securities Dealers, Inc.; or (3) a commercial bank or trust company having an office, branch or agency in the United States, and represents that:

         (a) the above-named person(s) has a "net long position" in Shares or "equivalent securities" at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended; and

         (b) such tender of Shares complies with such Rule 14e-4;

and guarantees that the Depositary will receive certificates for the Shares tendered hereby in proper form for transfer, or Shares will be tendered pursuant to the procedure for book-entry transfer at The Depository Trust Company or Philadelphia Depository Trust Company, in any case, together with a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal (or a manually signed facsimile of them), all within three over-the-counter trading days after the day the Depositary receives this Notice.

================================================================================
Name of Firm: _______________________________  Address: ________________________

_____________________________________________  _________________________________
              Authorized Signature
                                               _________________________________

                                               _________________________________
                                                                        Zip Code
Name: ________________________________________
                   Please Print

                                               Area Code and
                                               Telephone Number:________________

Title: _______________________________________ Dated: ___________________, 199__

================================================================================